ADVISER MANAGED TRUST

Tactical Offensive Equity Fund
Tactical Offensive Core Fixed Income Fund
(the "Funds")

Supplement Dated March 4, 2022
to the Prospectus and Statement of Additional Information (the "SAI"), each dated November 30, 2021

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby supplemented to reflect the following information regarding the Financial Adviser of the Funds.

The Funds have received notice that certain client assets currently managed by the Financial Adviser referenced in the Prospectus, and that are invested or may be invested in the Funds, have been transferred to another investment adviser ("Second Financial Adviser") that follows the same tactical investment strategy as the Adviser Managed Strategy, as described in the Prospectus. As a consequence, eligible investors of the Funds will include clients of the Financial Adviser and the Second Financial Adviser. If the Financial Adviser or Second Financial Adviser redeems its clients from a Fund before the other financial adviser, clients of the other financial adviser will experience the redemption risks described in the Adviser Managed Strategy Risk section of the Prospectus, despite the fact that they are not participating in the redemption. They will also share in the transaction costs and could potentially be subject to a disproportionate share of the taxable gains caused by the redemption.

The Funds have also received notice that the Financial Adviser intends to permanently redeem all of its clients' assets from each of the Funds ("Final Redemption") in 2022, likely at some point during the second quarter. The timing of the Final Redemption is at the discretion of the Financial Adviser and is subject to change. The Final Redemption will cause each of the Funds, to the extent that the Financial Adviser has allocated client assets to such Fund, to liquidate all or a substantial portion of its assets in order to fulfill the redemption request. Although the Final Redemption is not expected to be related to the Financial Adviser applying its tactical investment strategy, the risks associated with significant redemptions as described in the Adviser Managed Strategy Risk sections of the Funds' Prospectus will apply to the Final Redemption. Further, clients of the Second Financial Adviser that remain invested during the Final Redemption will experience the redemption risks, including transaction costs and taxable gains, described above. Prior to the Final Redemption, the Financial Adviser may also continue to redeem and purchase shares of the Funds pursuant to the Adviser Managed Strategy or in response to inflows and outflows from the Financial Adviser's clients.

Shareholders with questions about these risks should inquire with their financial adviser for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1386 (3/22)